Exhibit 5.3

[LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]

December 9, 2013

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:                            Dynegy Inc.- 5.875% Senior Notes due 2023

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware limited liability companies listed on Schedule A attached hereto (each, an “LLC” and collectively, the “LLCs”) and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (the “Partnership” and, together with the LLCs, the “Companies”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a)                                 Each of the documents listed on Schedule B attached hereto (collectively, the “LLC Certificates”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);

(b)                                 Each of the documents listed on Schedule C attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”);

(c)                                  Resolutions adopted by the written consent of the sole member of each of the LLCs, dated May 15, 2013 or November 20, 2013 (the “LLC Resolutions”);

(d)                                 The Certificate of Limited Partnership of the Partnership, dated as of October 26, 1990, as filed in the office of the Secretary of State on November 16, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of the

Partnership, dated as of December 2, 1991, as filed in the office of the Secretary of State on December 3, 1991, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of the Partnership, dated as of January 16, 1992, as filed in the office of the Secretary of State on January 21, 1992, as further amended by the Certificate of Amendment of the Partnership, dated December 4, 1992, as filed in the office of the Secretary of State on December 9, 1992, as further amended by the Certificate of Amendment of Certificate of Limited Partnership of the Partnership, dated June 21, 1995, as filed in the office of the Secretary of State on June 23, 1995, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of the Partnership, dated January 6, 2000, as filed in the office of the Secretary of State on January 6, 2000, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of the Company, dated March 31, 2000, as filed in the office of the Secretary of State on April 13, 2000, as amended and restated by the Amended and Restated Certificate of Limited Partnership of the Partnership, dated September 26, 2003, as filed in the office of the Secretary of State on September 30, 2003, and as further amended by the Certificate of Amendment to the Amended and Restated Certificate of Limited Partnership of the Partnership, dated February 14, 2005, as filed in the office of the Secretary of State on February 18, 2005 (as so amended and restated, the “LP Certificate”);

(e)                                  The Agreement of Limited Partnership of the Partnership, dated as of January 1, 1991, entered into by Sithe/Independence LLC (formerly known as Sithe/Independence Inc.), a Delaware limited liability company, as general partner (the “General Partner”), Sithe Energies U.S.A., Inc., a Delaware corporation, as a limited partner (“Sithe Energies U.S.A.”), Mitex, Inc., a Massachusetts corporation, as a limited partner (“Mitex”), and Sithe Energies, Inc., a Delaware corporation, as a limited partner (“Sithe Energies”);

(f)                                   The Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 29, 2001, entered into by the General Partner, Sithe Energies, Sithe Energies U.S.A., Mitex and Cogeneration National Corporation, a California corporation, as a limited partner;

(g)                                  The Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 29, 2001, entered into by the General Partner, Sithe Energies, Sithe Energies U.S.A., Mitex and Oswego Cogen Company, LLC, a Delaware limited liability company, as a limited partner (“Oswego”);

(h)                                 The Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 1, 2001, entered into by the General Partner, Sithe Energies, Sithe Energies U.S.A., Mitex and Oswego, as amended by the First Amendment thereto, dated as of May 22, 2002, entered into by the General Partner, Sithe Energies, Sithe Energies U.S.A., Mitex and Oswego, as further amended by the Second Amendment thereto, dated as of March 4, 2004, entered into by the General Partner, Sithe Energies, Sithe Energies U.S.A., Mitex and Sithe/Independence Equity LLC, a Delaware limited liability company, as a limited partner, and as further amended by the Third Amendment thereto, dated as of January 12, 2012, entered into by the General Partner and Sithe Energies (as so amended, the “LP Agreement”);

(i)                                     Resolutions adopted by the written consent of the general partner of the Partnership, dated November 20, 2013 (the “General Partner Resolutions”);

(j)                                    Resolutions adopted by the written consent of the limited partner of the Partnership, dated December 6, 2013 (the “Limited Partner Resolutions” and, together with the General Partner Resolutions, the “LP Resolutions”);

(k)                                 A Certificate of the Officers of the Partners of the Partnership, dated December 6, 2013, as to certain matters;

(l)                                     The Indenture, dated as of May 20, 2013 (the “Indenture”), among Dynegy Inc., a Delaware corporation (“Dynegy”), as issuer, the Subsidiary Guarantors (as defined therein) party thereto and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”);

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(m)                             The First Supplemental Indenture, dated as of December 5, 2013 (the “Supplemental Indenture”), among the Companies, Dynegy, the other Subsidiary Guarantors (as defined in the Indenture) party thereto and the Trustee; and

(n)                                 A Certificate of Good Standing for each of the Companies, each dated December 9, 2013, obtained from the Secretary of State.

The Indenture and the Supplemental Indenture are hereinafter referred to jointly as the “Transaction Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (n) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (n) above) that is referred to in or incorporated by reference into any document reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that each of the LLC Certificates, the LLC Agreements, the LP Certificate and LP Agreement is in full force and effect, has not been amended and no amendments of such documents are pending, (ii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (iii) that there are no proceedings pending for the merger, consolidation, conversion, dissolution, liquidation or termination of any of the Companies, (iv) that at all times since the formation of each of the LLCs, there has been at least one member of such LLC, (v) that at all times since the formation of the Partnership, there has been at least one limited partner and one general partner of the Partnership who were different persons or entities, (vi) that each of the documents comprising the LLC Certificates (including each of the amendments thereto, as

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applicable) described on Schedule B attached hereto was executed by an “authorized person” of the relevant LLC within the meaning of the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”), (vii) that the LLC Resolutions (A) were duly adopted by all of the members of the LLCs, have not been modified, amended or revoked and are in full force and effect on the date hereof, (B) have been duly filed in the minute book of the relevant LLC and (C) are the only resolutions adopted by any the member or manager of the LLCs relating to the authorization and approval of the Transactions Documents, (viii) that the LP Resolutions (A) were duly adopted by all of the partners of the Partnership, have not been modified, amended or revoked and are in full force and effect on the date hereof, (B) have been duly filed with the minute book of the Partnership, and (C) are the only resolutions adopted by any of the partners of the Partnership relating to the authorization and approval of the Transaction Documents, (ix) except to the extent provided in paragraphs 1 and 5 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (x) the legal capacity of natural persons who are signatories to the documents examined by us, (xi) except to the extent provided in paragraphs 2 and 6 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (xii) except to the extent provided in paragraphs 3 and 7 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, and (xiii) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms.  We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.  In rendering the opinions set forth herein, we express no opinion concerning (i) the creation, attachment, perfection or priority of any security interest, lien, charge or other encumbrance, or (ii) the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.                                      Each of the LLCs is validly existing in good standing as a limited liability company under the LLC Act.

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2.                                      Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its respective LLC Agreement to execute and deliver, and to perform its obligations under, the Transactions Documents to which it is a party.

3.                                      The execution and delivery by each of the LLCs of the Transactions Documents to which it is a party, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its respective LLC Agreement.

4.                                      The execution, delivery and performance by each of the LLCs of the Transaction Documents to which it is a party do not violate (i) its LLC Agreement, or (ii) the LLC Act.

5.                                      The Partnership is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) (the “LP Act”).

6.                                      Under the LP Act and the LP Agreement, the Partnership has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, the Supplemental Indenture.

7.                                      Under the LP Act and the LP Agreement, the execution and delivery by the Partnership of the Supplemental Indenture, and the performance by the Partnership of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of the Partnership.

8.                                      The execution, delivery and performance by the Partnership of the Supplemental Indenture do not violate (i) the Partnership Agreement or (ii) the LP Act.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.                                    We note that notwithstanding any covenants to the contrary contained in the Transaction Documents: (i) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act, and (ii) a partner of the Partnership has the right or power to apply to or petition a court to decree a dissolution of the Partnership pursuant to Section 17-802 of the LP Act.

B.                                    We express no opinion as to purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (i) are against public policy or (ii) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived.

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C.                                    We have assumed that (i) (A) at all times since the formation of each of the LLCs until the date of the currently effective limited liability company agreement of such LLC, such LLC was governed by an oral or written limited liability company agreement and did not dissolve pursuant to its limited liability company agreement or by operation of law, (B) any assignment or transfer of limited liability company interests in any of the LLCs to an assignee, and the admission of such assignee as a member of such LLC, were accomplished in accordance with, and were permitted by, the limited liability company of such LLC as in effect at the time of such assignment or admission, and that such LLC was continued without dissolution, (C) the merger of each of the Non-Surviving Entities (as defined in C attached hereto) into the applicable Surviving Entity (as defined in Schedule B attached hereto), and the admission of such Surviving Entity as a substitute member of each applicable Merged LLC (as defined in Schedule B attached hereto), immediately after such merger were accomplished in accordance with, and were permitted by, the LLC Agreement of such Merged LLC as in effect at the time of such merger, and that each such Merged LLC was continued without dissolution, (D) the member of each of the LLCs that executed the LLC Resolutions on behalf of such LLC is the sole member of such LLC, (E) Midwest Generation is the sole member of Havana, and (F) Energy Services (as defined in Schedule B attached hereto) changed its name to “Dynegy Energy Services, LLC” in accordance with the terms of its LLC Agreement, and (ii) (A) at all times since the formation of the Partnership until July 1, 2001, the Partnership was governed by an oral or written limited partnership agreement and did not dissolve pursuant to its limited partnership agreement or by operation of law, (B) any assignment or transfer of partnership interests in the Partnership to an assignee, and the admission of such assignee as a partner of the Partnership, were accomplished in accordance with, and were permitted by, the limited partnership agreement of the Partnership as in effect at the time of such assignment or admission, and that the Partnership was continued without dissolution, and (C) the General Partner is the sole general partner of the Partnership and Sithe Energies is the sole limited partner of the Partnership.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein.  In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.  We also consent to White & Case LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof.  Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-4, relating to the Offer to Exchange up to $500,000,000 Outstanding 5.875% Senior Notes of Dynegy due 2023 and the related subsidiary guarantees for up to $500,000,000 Registered 5.875% Senior Notes of Dynegy due 2023 and the related subsidiary guarantees, as proposed to be filed by Dynegy and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof.  In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,
/s/ Richards, Layton & Finger, P.A.

SXL/CAS

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Schedule A

LLCs

Blue Ridge Generation LLC

Havana Dock Enterprises, LLC

Casco Bay Energy Company, LLC

Dynegy Morro Bay, LLC

Dynegy Moss Landing, LLC

Dynegy Oakland, LLC

Dynegy South Bay, LLC

Dynegy Coal Holdco, LLC

Dynegy Gas Investments, LLC

Dynegy Coal Investments Holdings, LLC

Dynegy Gas Investments Holdings, LLC

Dynegy Energy Services, LLC

Dynegy Equipment, LLC

Dynegy GasCo Holdings, LLC

Dynegy Gas Holdco, LLC

Dynegy Gas Imports, LLC

Ontelaunee Power Operating Company, LLC

Dynegy Kendall Energy, LLC

Dynegy Marketing and Trade, LLC

Dynegy Midwest Generation, LLC

Dynegy Power, LLC

Dynegy Coal Trading & Transportation, L.L.C.

Sithe/Independence LLC

Schedule B

LLC Certificates

1.                                      The Certificate of Formation of Blue Ridge Generation LLC, a Delaware limited liability company (“Blue Ridge”), dated May 21, 2001, as filed in the office of the Secretary of State on May 21, 2001.

2.                                      The Certificate of Formation of Havana Dock Enterprises, LLC, a Delaware limited liability company (“Havana”), dated April 10, 2001, as filed in the office of the Secretary of State on April 10, 2001.

3.                                      The Certificate of Formation of Casco Bay Energy Company, LLC, a Delaware limited liability company (“Casco Bay”), dated April 24, 1996, as filed in the office of the Secretary of State on April 24, 1996, as restored by the Certificate to Restore Good Standing of Casco Bay, dated June 15, 1998, as filed in the office of the Secretary of State on June 15, 1998.

4.                                      The Certificate of Formation of Dynegy Morro Bay, LLC, a Delaware limited liability company (“Morro Bay”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 18, 1998, as amended by the Certificate of Amendment of Morro Bay, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Morro Bay, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, and as further amended by the Certificate of Amendment of Certificate of Formation of Morro Bay, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007.

5.                                      The Certificate of Formation of Dynegy Moss Landing, LLC, a Delaware limited liability company (“Moss Landing”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 19, 1998, as amended by the Certificate of Amendment of Moss Landing, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Moss Landing, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, and as further amended by the Certificate of Amendment of Certificate of Formation of Moss Landing, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007.

6.                                      The Certificate of Formation of Dynegy Oakland, LLC, a Delaware limited liability company (“Oakland”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 19, 1998, as amended by the Certificate of Amendment of Oakland, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Oakland, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, and as further amended by the Certificate of Amendment of Certificate of Formation of Oakland, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007.

7.                                      The Certificate of Formation of Dynegy South Bay, LLC, a Delaware limited liability company (“South Bay”), dated November 11, 1998, as filed in the office of the Secretary of State on November 12, 1998, as amended by the Certificate of Amendment to Certificate of Formation of South Bay, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, and as further amended by the Certificate of Amendment of Certificate of Formation of South Bay, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007.

8.                                      The Certificate of Formation of Dynegy Coal Holdco, LLC, a Delaware limited liability company (“Coal Holdco”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

9.                                      The Certificate of Formation of Dynegy Gas Investments, LLC, a Delaware limited liability company (“Gas Investments”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

10.                               The Certificate of Formation of Dynegy Coal Investments Holdings, LLC, a Delaware limited liability company (“Coal Holdings”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

11.                               The Certificate of Formation of Dynegy Gas Investments Holdings, LLC, a Delaware limited liability company (“Gas Holdings”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

12.                               The Certificate of Formation of Dynegy Energy Services, LLC, a Delaware limited liability company (“Energy Services”), dated January 2, 2013, as filed in the office of the Secretary of State on January 2, 2013, as amended by the Certificate of Amendment of Certificate of Formation of Energy Services, dated October 21, 2013, as filed in the office of the Secretary of State on October 21, 2013.

13.                               The Certificate of Formation of Dynegy Equipment, LLC, a Delaware limited liability company (“Dynegy Equipment”), dated October 19, 1999, as filed in the office of the Secretary of State on October 19, 1999, as amended by the Certificate of Amendment of Certificate of Formation of Dynegy Equipment, dated April 2, 2007, as filed in the office of the Secretary of State on April 3, 2007.

14.                               The Certificate of Formation of Dynegy GasCo Holdings, LLC, a Delaware limited liability company (“Dynegy GasCo”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

15.                               The Certificate of Formation of Dynegy Gas Holdco, LLC, a Delaware limited liability company (“Gas Holdco”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011.

16.                               The Certificate of Formation of Dynegy Gas Imports, LLC, a Delaware limited liability company (“Gas Imports”), dated as of March 22, 2007, as filed in the office of the Secretary of State on March 22, 2007.

17.                               The Certificate of Formation of Ontelaunee Power Operating Company, LLC, a Delaware limited liability company (“Ontelaunee Power”), dated August 26, 2004, as filed in the office of the Secretary of State on August 26, 2004, as amended by the Certificate of Amendment to Certificate of Formation of Ontelaunee Power, dated July 25, 2005, as filed in the office of the Secretary of State on July 25, 2005, and as further amended by the Certificate of Amendment, dated May 14, 2007, as filed in the office of the Secretary of State on May 14, 2007.

18.                               The Certificate of Formation of Dynegy Kendall Energy, LLC, a Delaware limited liability company (“Kendall Energy”), dated November 2, 1998, as filed in the office of the Secretary of State on November 2, 1998, as amended by the Certificate of Amendment of Certificate of Formation of Kendall Energy, dated April 2, 2007, as filed in the office of the Secretary of State on April 3, 2007.

19.                               The Certificate of Formation of Dynegy Marketing and Trade, LLC, a Delaware limited liability company (“DMT”), dated as of November 13, 2008, as filed in the office of the Secretary of State on November 14, 2008.

20.                               The Certificate of Formation of Dynegy Midwest Generation, LLC, a Delaware limited liability company (“Midwest Generation”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as modified by the Certificate of Merger, dated August 4, 2011, as filed in the office of the Secretary of State on August 4, 2011.

21.                               The Certificate of Formation of Dynegy Power, LLC, a Delaware limited liability company (“Dynegy Power” and, together with Dynegy Holdings, Sithe Energies, Dynegy and Dynegy Power Generation Inc., a Delaware corporation, each, a “Surviving Entity”), dated August 4, 2011, as filed in the office of the Secretary of State on August 4, 2011.

22.                               The Certificate of Formation of Dynegy Coal Trading & Transportation, L.L.C., a Delaware limited liability company (“Coal Trading”), dated January 13, 2000, as filed in the office of the Secretary of State on January 13, 2000.

23.                               The Certificate of Formation of Sithe/Independence LLC, a Delaware limited liability company (“Sithe LLC” and, together with, Blue Ridge, Havana, Gas Imports, Casco Bay, Moss Landing, Morro Bay, South Bay and Oakland, each a “Merged LLC”), dated as of August 13, 2002, as filed in the office of the Secretary of State on August 13, 2002, as amended by the Certificate of Amendment to the Certificate of Formation of Sithe LLC, dated February 14, 2005, as filed in the office of the Secretary of State on February 18, 2005.

Schedule C

LLC Agreements

1.                                      The Limited Liability Company Agreement of Blue Ridge, dated as of May 21, 2001, entered into by Blue Ridge Generation Inc. (“BRG Inc.”), as the sole member.

2.                                      The Limited Liability Company Agreement of Havana, dated as of April 10, 2001, entered into by DMG Enterprises, Inc. (“DMG Enterprises”), as the sole member.

3.                                      The Limited Liability Company Agreement of Casco Bay, dated as of April 23, 1996, entered into by Christian A. Herter III, Alexander Ellis III, Philip M. Huyck and Julia R. Richardson, as the members (the “Initial Members”), as amended and restated by the Amended and Restated Limited Liability Company Agreement of Casco Bay, dated as of April 23, 1998, entered into by the Initial Members and Duke Energy North America, LLC (formerly known as Duke Energy Power Services, LLC), a Delaware limited liability company (“Duke Energy North America”), as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement of Casco Bay, dated May 3, 1999, entered into by Duke Energy North America, as the sole member, and as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Casco Bay, dated as of May 4, 2006, entered into by Dynegy Gen Finance Co, LLC (formerly known as LSP Gen Finance Co, LLC), a Delaware limited liability company (“Gen Finance”), as the sole member.

4.                                      The Limited Liability Company Agreement of Morro Bay, dated as of November 17, 1997, entered into by Duke Energy Global Asset Development, Inc. (“Duke Energy Global”), as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Morro Bay, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, and as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Morro Bay, dated as of May 4, 2006, entered into by Dynegy Morro Bay Holdings, LLC (formerly known as LSP Morro Bay Holdings, LLC), a Delaware limited liability company (“Morro Bay Holdings”), as the sole member.

5.                                      The Limited Liability Company Agreement of Moss Landing, dated as of November 17, 1997, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Moss Landing, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, and as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Moss Landing, dated as of May 4, 2006, entered into by Gen Finance, as the sole member.

6.                                      The Limited Liability Company Agreement of Oakland, dated as of November 17, 1997, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Oakland, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, and as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Oakland, dated as of May 4, 2006, entered into by Dynegy Oakland Holdings, LLC (formerly known as LSP Oakland Holdings, LLC), a Delaware limited liability company (“Oakland Holdings”), as the sole member.

7.                                      The Limited Liability Company Agreement of South Bay, dated as of November 12, 1998, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of South Bay, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, and as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of South Bay, dated as of May 4, 2006, entered into by Dynegy South Bay Holdings, LLC (formerly known as LSP South Bay Holdings, LLC), a Delaware limited liability company (“South Bay Holdings” and, together with BRG Inc., DMG Enterprises, Sithe Energies U.S.A., Dynegy Holdings, Gen Finance, Morro Bay Holdings and Oakland Holdings, the “Non-Surviving Entities”), as the sole member.

8.                                      The Limited Liability Company Operating Agreement of Coal Holdco, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Purchase Agreement, dated as of September 1, 2011, between Gas Investments and Dynegy, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of September 1, 2011, entered into by Dynegy, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of October 7, 2011, entered into by Dynegy, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of April 23, 2013, entered into by Dynegy, as the sole equity member.

9.                                      The Limited Liability Company Operating Agreement of Gas Investments, dated as of August 4, 2011, entered into by Dynegy Power Marketing, Inc., a Texas corporation (“Power Marketing”), as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy Power Marketing, LLC, a Texas limited liability Company (“Power Marketing LLC”) in favor of Dynegy Holdings, LLC, a Delaware limited liability company (formerly known as Dynegy Holdings, Inc., a Delaware corporation) (“Dynegy Holdings”), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of August 4, 2011, entered into by Dynegy Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of August 30, 2011, entered into by Dynegy Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of November 28, 2012, entered into by Dynegy, as the sole equity member.

10.                               The Limited Liability Company Operating Agreement of Coal Holdings, dated as of August 4, 2011, entered into by Coal Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Coal Holdings, dated as of April 23, 2013, entered into by Coal Holdco, as the sole equity member.

11.                               The Limited Liability Company Operating Agreement of Gas Holdings, dated as of August 4, 2011, entered into by Gas Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Holdings, dated as of April 23, 2013, entered into by Gas Holdco, as the sole equity member.

12.                               The Limited Liability Company Agreement of Energy Services, dated as of January 2, 2013, entered into by Dynegy, as the sole equity member.

13.                               The Limited Liability Company Agreement of Dynegy Equipment, dated as of October 19, 1999, entered into by Granite II Holding, LLC, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Dynegy Equipment, dated as of August 4, 2011, entered into by Dynegy Power, as the sole new equity member and Dynegy Equipment, and acknowledged by Power Marketing LLC, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy Power in favor of Kendall Energy, and as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Equipment, dated as of August 4, 2011, entered into by Kendall Energy, as the sole new equity member, and Dynegy Equipment and acknowledged by Dynegy Power.

14.                               The Limited Liability Company Operating Agreement of Dynegy GasCo, dated as of August 4, 2011, entered into by Gas Investments, as the sole equity member, and Dynegy GasCo.

15.                               The Limited Liability Company Operating Agreement of Gas Holdco, dated as of August 4, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Holdco, dated as of October 7, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Gas Holdco, dated as of April 23, 2013, entered into by Dynegy GasCo, as the sole equity member.

16.                               The Limited Liability Company Agreement of Gas Imports, dated as of March 22, 2007, entered into by Power Marketing, as the sole equity member, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing LLC in favor of Dynegy Holdings, and as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Imports, dated as of August 4, 2011, entered into by Dynegy Holdings, as the sole new equity member.

17.                               The Limited Liability Company Agreement of Ontelaunee Power, dated as of May 22, 2007, entered into by Dynegy Ontelaunee Holding LLC, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Ontelaunee Power, dated as of August 4, 2011, entered into by Dynegy Power, as the sole new equity member, and Ontelaunee Power and acknowledged by Power Marketing LLC.

18.                               The Limited Liability Company Agreement of Kendall Energy, dated as of November 2, 1998, entered into by Granite Power Partners II, L.P., a Delaware limited partnership (“Granite Power Partners”), as the sole member, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement, dated as of October 7, 1999, entered into by Granite Power Partners, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Kendall Energy, dated as of November 19, 1999, entered into by Granite II Holding, LLC, as the sole member, as further amended and restated by the Third Amended and Restated Limited Liability Company Agreement of Kendall Energy, dated as of October 6, 2005, entered into by LSP-Kendall Holding, LLC, a Delaware limited liability company, as the sole member, and as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Kendall Energy, dated as of August 4, 2011, entered into by Dynegy Power, as the sole equity member, and Kendall Energy, and acknowledged by Midwest Generation.

19.                               The Limited Liability Company Agreement of DMT, dated as of November 14, 2008, entered into by DMT Holdings, Inc., a Delaware corporation, as the sole equity member, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Dynegy GasCo, as the sole equity member, as modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Dynegy GasCo in favor of Gas Holdco, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Gas Holdco, as the sole equity member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Gas Holdco in favor of Gas Holdings, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Gas Holdings, as the sole equity member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Gas Holdings in favor of Dynegy Power, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Dynegy Power, as the sole equity member.

20.                               The Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Dynegy Midwest Generation, Inc., an Illinois corporation, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Dynegy Power, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy Power in favor of Gas Investments, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Investments in favor of Coal Holdco, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Coal Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Coal Holdco in favor of Coal Holdings, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Coal Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended by the Amendment to the Fourth Amended and Restated Limited Liability Company Operating Agreement, dated as of September 29, 2011, entered into by Coal Holdings, as the member, the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Fifth Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of April 23, 2013, entered into by Coal Holdings, as the sole equity member.

21.                               The Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Power Marketing, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing in favor of Gas Investments, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Investments in favor of Dynegy GasCo, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy GasCo in favor of Gas Holdco, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Holdco in favor of Gas Holdings, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Fifth Amended and Restated Limited Liability Company Operating

Agreement of Dynegy Power, dated as of April 23, 2013, entered into by Gas Holdings, as the sole equity member.

22.                               The Limited Liability Company Agreement of Coal Trading, dated as of March 27, 2003, entered into by DMT, as the sole member, as modified by the Membership Interest Transfer Document, dated July 31, 2012, made by DMT in favor of Power Marketing LLC, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement of Coal Trading, dated as of July 31, 2012, entered into by Power Marketing LLC, as the sole member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Power Marketing LLC in favor of Midwest Generation, and as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Coal Trading, dated as of July 31, 2012, entered into by Midwest Generation, as the sole member.

23.                               The Limited Liability Company Agreement of Sithe LLC, dated as of August 14, 2002, entered into by Sithe Energies U.S.A., as the sole member.